UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2005

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25800 Commercentre Dr., Suite 100
Lake Forest, CA  92630

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

See press release attached hereto as exhibit 99.1

Item 8.01 Other Events.

On November 10, 2005, Liquidmetal Technologies, Inc. (the “Registrant”) filed a Notification of Late Filing on Form 12b-25 stating that its Form 10-Q for the fiscal quarter ended September 30, 2005 could not be filed timely without unreasonable effort or expense and that the subject Form 10-Q would be filed on or before November 14, 2005.  However, because of strains placed on the Registrant’s finance department in its efforts to simultaneously prepare and review its Form 10-Q and prepare the resale registration statement required to be filed by the Registrant in connection with its August 2005 financing transaction, the Registrant will not be able to file its Form 10-Q by November 14, 2005.  At this time, the Registrant expects to file its Third Quarter Form 10-Q before November 30, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ John Kang
John Kang
Chairman, President and Chief Executive Officer

Date: November 14, 2005

EXHIBIT INDEX

Exhibit Number		Description

99.1	—	Press release dated November 14, 2005